UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2005

FAVRILLE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10421 PACIFIC CENTER COURT, SUITE 150
	SAN DIEGO, CALIFORNIA	92121
	(Address of Principal Executive Offices)	(Zip Code)

(858) 526-8000
(Registrants telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

As previously announced in Favrille, Inc.’s June 30, 2005 press release, Favrille will be presenting data from two Phase II clinical trials evaluating the Company’s lead product candidate, FavId®, for the treatment of indolent B-cell non-Hodgkin’s lymphoma (NHL) at the 2005 Pan Pacific Lymphoma Conference in Kauai, Hawaii.  One poster presentation will focus on the two-year follow-up data for the time to disease progression endpoint from the Phase II clinical trial evaluating FavId as a single-agent in patients with relapsed indolent B-cell NHL. A second poster presentation will discuss early clinically insignificant progression in patients in the Phase II clinical trial evaluating FavId as a single-agent and the Phase II clinical trial evaluating FavId following Rituxan® in patients with follicular B-cell NHL.

The posters will be available throughout the conference from Monday, July 11 through, Friday, July 15, 2005.  The posters will also be available on the Investor Relations section of the Company’s website at www.favrille.com on July 8th and archived for 30 days.

Forward-Looking Statements

Statements in this press release that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, references to Favrille’s product candidates, as well as its proprietary technologies and research programs. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Favrille’s actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress and timing of clinical trials for FavId, including potential delays in patient enrollment; difficulties or delays in development, testing, obtaining regulatory approval, manufacturing and marketing FavId or Favrille’s other product candidates; Favrille’s ability to obtain additional financing to support its operations; Favrille’s dependence on single-source suppliers for critical raw materials; Favrille’s reliance on third parties for clinical testing and marketing; the scope and validity of intellectual property protection for Favrille’s product candidates, proprietary technologies and their uses; competition from other pharmaceutical or biotechnology companies; and other factors discussed in the “Factors that May Affect Future Operating Results” section of Favrille’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (SEC) on March 31, 2005, and updated in Favrille’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2005.  All forward-looking statements are qualified in their entirety by this cautionary statement.  Favrille is providing this information as of this date of this release and does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events or otherwise.

Item 9.01.   Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description
99.1	Summary of the Poster Entitled “FavId® [Id-KLH Vaccine]: Sustained Remissions and Delayed Time-to-Progression In Patients with Relapsed Indolent Lymphoma”
99.2	Summary of the Poster Entitled “Lymphoma Vaccines – Should We Ignore Early Clinically-Insignificant Progression?”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAVRILLE, INC.

	By:	/s/ Tamara A. Seymour
Date: July 8, 2005		Tamara A. Seymour
Chief Financial Officer

INDEX TO EXHIBITS

99.1	Summary of the Poster Entitled “FavId® [Id-KLH Vaccine]: Sustained Remissions and Delayed Time-to-Progression In Patients with Relapsed Indolent Lymphoma”
99.2	Summary of the Poster Entitled “Lymphoma Vaccines – Should We Ignore Early Clinically-Insignificant Progression?”